UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-06106

                          Pioneer Mid Cap Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31, 2019


Date of reporting period:  November 1, 2018 through October 31, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                                Pioneer Mid Cap
                                Value Fund

--------------------------------------------------------------------------------
                                Annual Report | October 31, 2019
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A   PCGRX
                                Class C   PCCGX
                                Class K   PMCKX
                                Class R   PCMRX
                                Class Y   PYCGX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                [LOGO]  Amundi Pioneer
                                        ==============
                                      ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         24

Notes to Financial Statements                                                33

Report of Independent Registered Public Accounting Firm                      41

Additional Information                                                       43

Approval of Investment Management Agreement                                  44

Trustees, Officers and Service Providers                                     49

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who communicate directly with the management teams of those companies. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 3

Portfolio Management Discussion | 10/31/19

Domestic mid-cap stocks generated solid, positive returns during the 12 months ended October 31, 2019. In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value Fund during the 12-month period ended October 31, 2019. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Haddad, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the 12-month period ended October 31, 2019?

A Pioneer Mid Cap Value Fund's Class A shares returned 12.44% at net asset value during the 12-month period ended October 31, 2019, while the Fund's benchmark, the Russell Midcap Value Index (the Russell Index), returned 10.08%. During the same period, the average return of the 417 mutual funds in Morningstar's Mid-Cap Value Funds category was 7.51%.

Q How would you describe the investment environment during the 12-month period ended October 31, 2019?

A While stock prices generally rose, the 12-month period also featured episodes of high market volatility, especially near the end of 2018 when equity prices declined. The drawdown came amid worries over trade tensions between the U.S. and China, a weakening global economy, and early signs that economic growth in the United States was beginning to slow. Those factors combined to add to market anxieties, especially in light of the possibility that the U.S. Federal Reserve (Fed) might continue raising interest rates, which it had done four times during the 2018 calendar year. The Fed responded to the weaker economic news and market slump by reversing course on monetary policy, first by announcing a pause in its rate-hiking cycle and an early end to its balance-sheet reduction program, and eventually by enacting a series of rate cuts beginning in July 2019.

      Although the equity market did experience two corrections early in the 12-month period, stocks showed improving results when interest rates started declining in mid-summer 2019 and continued dropping through October, the end of the Fund's fiscal year. Within the U.S. stock market, stocks of better-quality companies with higher dividends* performed well given the Fed's policy shift from tightening to easing.

*     Dividends are not guaranteed.

4 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Q How did you position the Fund's portfolio during the 12-month period ended October 31, 2019, and how did the positioning affect benchmark-relative performance?

A The Fund's positioning enabled it to take advantage of the improving market conditions as the 12-month period progressed. Starting in November 2018, we had placed more emphasis on holding higher-quality value stocks in the portfolio in anticipation of slowing domestic economic growth. The higher-quality stocks tended to be shares of corporations with lower-than-average debt, higher-than-average profits, and lower-than-average earnings volatility. We believe the performance of those stocks is less dependent on cyclical factors, and that their valuations tend to hold up well in times of uncertainty.

      Relative to the Russell Index, we overweighted the Fund to companies in the consumer discretionary, real estate, and information technology sectors. Among technology holdings, we favored owning shares of corporations in the semiconductor and software services areas. Conversely, we deemphasized utilities stocks, primarily because of their higher valuations, and tended to avoid regional banks, which have historically been more sensitive to declining interest rates that can compress profit margins from lending.

      With regard to benchmark-relative returns, favorable stock selection results were the primary driver of the Fund's outperformance of the Russell Index over the 12-month period. Sector weights had a more neutral impact on relative performance.

      Portfolio holdings that performed notably well for the Fund during the 12-month period included real estate investment trusts (REITs) such as Sun Communities; consumer discretionary stocks such as auto parts retailer O'Reilly Automotive and discount retailing chain Dollar General; and information technology holdings such as Lam Research and CDW. Lam is a semiconductor manufacturer specializing in technology testing products. The company has been growing its parts and services operations, which we think have the potential to generate more predictable earnings growth. CDW is a distributor of high-quality technology products to small-and medium-sized businesses. Other positive contributors to the Fund's benchmark-relative results included shares of Pulte Group, a major homebuilder that benefited from declining interest rates and increased home lending and sales, and Euronet Worldwide, a money transfer company.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 5

      Stock selection results in energy and health care had the biggest negative effects on the Fund's benchmark-relative performance during the 12-month period, with the energy sector featuring most of the portfolio's worst performers. Within energy, the biggest detractors from the Fund's relative returns over the 12-month period were portfolio positions in Marathon Oil, Murphy Oil, National Oilwell Varco, and PBF Energy. In health care, the Fund's holdings of shares of Centene and Jazz Pharmaceuticals also hurt benchmark-relative performance.

Q Did you invest the Fund in any derivative securities during the 12-month period ended October 31, 2019?

A No, we did not invest the Fund in any derivatives during the 12-month period.

Q What is your investment outlook and how have you positioned the Fund with regard to that outlook as we head into the final weeks of 2019?

A The growth rate of the domestic economy has been gradually slowing for much of 2019, and we anticipate the economy's rate of expansion will continue to decelerate in the coming months. However, we do not think the U.S. economy will fall into recession. To encourage growth and avert a contraction, the Fed already has cut interest rates three times in 2019, with the last reduction coming in late October, just before period-end. In addition, the Fed has indicated that it is prepared to act again if the economy shows signs of weakening in the future.

      We believe the stock market may experience more volatility going forward, particularly if trade tensions between the United States and China persist and corporate earnings results remain uncertain. We think stock prices have become more reasonable, while their dividends have attracted interest from some yield-sensitive investors disappointed by the yields available in the fixed-income market.

      We anticipate that the performance of stocks of companies with stable earnings profiles that have performed well in recent months may cool down. To prepare for such a possibility, we have increased the Fund's exposure to deep-value stocks that meet our quality requirements, and we may seek to increase the Fund's exposure to more cyclical companies that are selling at particularly attractive prices. In addition, bank stocks currently appear more attractive, as many banks have been cutting operational expenses in the face of declining interest rates, which, as noted earlier, can compress earnings.

6 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

      Relative to the Russell Index, the Fund is overweight in the consumer discretionary, financials, and health care sectors as of period-end, as our bottom-up analysis has identified what we believe to be good investment opportunities and attractive prices. Conversely, the portfolio is underweight versus the benchmark in the consumer staples and utilities sectors, two traditionally defensive areas of the market that now feature less-attractive valuations.

      Overall, we believe the Fund's positioning, featuring a portfolio of reasonably valued stocks of higher-quality companies, is well suited for current -- and most likely future -- economic and market conditions.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 7

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Portfolio Summary | 10/31/19

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 22.9%
Consumer Discretionary                                                     14.4%
Real Estate                                                                13.0%
Industrials                                                                12.6%
Information Technology                                                      8.8%
Health Care                                                                 8.0%
Materials                                                                   7.7%
Utilities                                                                   6.7%
Energy                                                                      3.2%
Consumer Staples                                                            2.3%
Government                                                                  0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Ingersoll-Rand Plc                                                     2.60%
--------------------------------------------------------------------------------
 2. Aaron's, Inc.                                                          2.58
--------------------------------------------------------------------------------
 3. Public Service Enterprise Group, Inc.                                  2.33
--------------------------------------------------------------------------------
 4. Entergy Corp.                                                          2.23
--------------------------------------------------------------------------------
 5. FirstEnergy Corp.                                                      2.14
--------------------------------------------------------------------------------
 6. PACCAR, Inc.                                                           2.11
--------------------------------------------------------------------------------
 7. Huntington Bancshares, Inc.                                            2.05
--------------------------------------------------------------------------------
 8. PulteGroup, Inc.                                                       1.98
--------------------------------------------------------------------------------
 9. Lam Research Corp.                                                     1.86
--------------------------------------------------------------------------------
10. JB Hunt Transport Services, Inc.                                       1.85
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

                         Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 9

Prices and Distributions | 10/31/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                   10/31/19                    10/31/18
--------------------------------------------------------------------------------
       A                       $22.77                      $22.50
--------------------------------------------------------------------------------
       C                       $15.01                      $15.53
--------------------------------------------------------------------------------
       K                       $22.82                      $22.56
--------------------------------------------------------------------------------
       R                       $22.18                      $21.94
--------------------------------------------------------------------------------
       Y                       $24.74                      $24.26
--------------------------------------------------------------------------------

Distributions per Share: 11/1/18-10/31/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net
                     Investment         Short-Term           Long-Term
      Class           Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A              $0.1755            $ --                 $2.0931
--------------------------------------------------------------------------------
       C              $    --            $ --                 $2.0931
--------------------------------------------------------------------------------
       K              $0.2539            $ --                 $2.0931
--------------------------------------------------------------------------------
       R              $0.0691            $ --                 $2.0931
--------------------------------------------------------------------------------
       Y              $0.2283            $ --                 $2.0931
--------------------------------------------------------------------------------

The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Mid Cap Value Fund at public offering price during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2019)
----------------------------------------------------
                    Net        Public       Russell
                    Asset      Offering     Midcap
                    Value      Price        Value
Period              (NAV)      (POP)        Index
----------------------------------------------------
10 years             9.45%     8.80%        12.90%
5 years              5.03      3.80          6.95
1 year              12.44      5.97         10.08
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
1.02%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Mid Cap               Russell Midcap
               Value Fund                    Value Index
10/09          $ 9,425                       $10,000
10/10          $11,118                       $12,749
10/11          $11,233                       $13,493
10/12          $12,027                       $15,515
10/13          $15,745                       $20,705
10/14          $18,181                       $24,054
10/15          $18,220                       $24,166
10/16          $18,757                       $26,061
10/17          $22,246                       $30,522
10/18          $20,670                       $30,572
10/19          $23,241                       $33,652

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 11

Performance Update | 10/31/19                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2019)
----------------------------------------------------
                                           Russell
                                           Midcap
                   If         If           Value
Period             Held       Redeemed     Index
----------------------------------------------------
10 years            8.51%      8.51%       12.90%
5 years             4.16       4.16         6.95
1 year             11.40      11.40        10.08
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
1.83%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Mid Cap               Russell Midcap
               Value Fund                    Value Index
10/09          $10,000                       $10,000
10/10          $11,688                       $12,749
10/11          $11,710                       $13,493
10/12          $12,430                       $15,515
10/13          $16,126                       $20,705
10/14          $18,464                       $24,054
10/15          $18,355                       $24,166
10/16          $18,747                       $26,061
10/17          $22,037                       $30,522
10/18          $20,324                       $30,572
10/19          $22,641                       $33,652

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2019)
----------------------------------------------------
                                Net        Russell
                                Asset      Midcap
                                Value      Value
Period                          (NAV)      Index
----------------------------------------------------
10 years                         9.63%     12.90%
5 years                          5.39%      6.95
1 year                          12.83%     10.08
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
0.68%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Mid Cap               Russell Midcap
               Value Fund                    Value Index
10/09          $ 5,000,000                   $ 5,000,000
10/10          $ 5,898,080                   $ 6,374,498
10/11          $ 5,959,126                   $ 6,746,407
10/12          $ 6,380,463                   $ 7,757,457
10/13          $ 8,352,597                   $10,352,252
10/14          $ 9,645,042                   $12,026,986
10/15          $ 9,692,741                   $12,083,224
10/16          $10,018,153                   $13,030,291
10/17          $11,919,180                   $15,260,754
10/18          $11,114,853                   $15,285,758
10/19          $12,541,204                   $16,826,172

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on March 2, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on March 2, 2015, would have been higher than the performance shown. For the period beginning March 2, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 13

Performance Update | 10/31/19                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2019)
----------------------------------------------------
                                Net        Russell
                                Asset      Midcap
                                Value      Value
Period                          (NAV)      Index
----------------------------------------------------
10 years                         9.04%     12.90%
5 years                          4.60%      6.95
1 year                          11.97%     10.08
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
1.48%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer Mid Cap               Russell Midcap
               Value Fund                    Value Index
10/09          $10,000                       $10,000
10/10          $11,758                       $12,749
10/11          $11,844                       $13,493
10/12          $12,645                       $15,515
10/13          $16,495                       $20,705
10/14          $18,973                       $24,054
10/15          $18,943                       $24,166
10/16          $19,424                       $26,061
10/17          $22,942                       $30,522
10/18          $21,221                       $30,572
10/19          $23,761                       $33,652

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Performance Update | 10/31/19                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2019)
----------------------------------------------------
                                Net        Russell
                                Asset      Midcap
                                Value      Value
Period                          (NAV)      Index
----------------------------------------------------
10 years                         9.80%     12.90%
5 years                          5.30%      6.95
1 year                          12.70%     10.08
----------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
----------------------------------------------------
Gross
----------------------------------------------------
0.78%
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

               Pioneer Mid Cap               Russell Midcap
               Value Fund                    Value Index
10/09          $ 5,000,000                   $ 5,000,000
10/10          $ 5,923,129                   $ 6,374,498
10/11          $ 6,008,138                   $ 6,746,407
10/12          $ 6,456,196                   $ 7,757,457
10/13          $ 8,483,878                   $10,352,252
10/14          $ 9,831,596                   $12,026,986
10/15          $ 9,883,449                   $12,083,224
10/16          $10,202,945                   $13,030,291
10/17          $12,126,201                   $15,260,754
10/18          $11,295,953                   $15,285,758
10/19          $12,730,205                   $16,826,172

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on actual returns from May 1, 2019 through October 31, 2019.

-----------------------------------------------------------------------------------------------
Share Class                      A             C            K             R             Y
-----------------------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/19
-----------------------------------------------------------------------------------------------
Ending Account               $1,040.73     $1,036.66     $1,042.50     $1,038.88     $1,042.17
Value (after expenses)
on 10/31/19
-----------------------------------------------------------------------------------------------
Expenses Paid                    $5.45         $9.96         $3.55         $7.55         $4.22
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.94%, 0.69%, 1.47%, and 0.82% for Class A, Class C, Class K, Class R and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2019 through October 31, 2019.

-----------------------------------------------------------------------------------------------
Share Class                      A             C            K             R             Y
-----------------------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,001.00     $1,000.00     $1,000.00
Value on 5/1/19
-----------------------------------------------------------------------------------------------
Ending Account               $1,019.86     $1,015.43     $1,021.73     $1,017.80     $1,021.07
Value (after expenses)
on 10/31/19
-----------------------------------------------------------------------------------------------
Expenses Paid                    $5.40         $9.86         $3.52         $7.48         $4.18
During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.94%, 0.69%, 1.47%, and 0.82% for Class A, Class C, Class K, Class R and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 17

Schedule of Investments | 10/31/19

-----------------------------------------------------------------------------------------------
Shares                                                                             Value
-----------------------------------------------------------------------------------------------
                     UNAFFILIATED ISSUERS -- 99.0%
                     COMMON STOCKS -- 98.6% of Net Assets
                     Aerospace & Defense -- 0.8%
    218,716          Arconic, Inc.                                                 $  6,008,128
                                                                                   ------------
                     Total Aerospace & Defense                                     $  6,008,128
-----------------------------------------------------------------------------------------------
                     Airlines -- 1.0%
    395,632(a)       JetBlue Airways Corp.                                         $  7,635,697
                                                                                   ------------
                     Total Airlines                                                $  7,635,697
-----------------------------------------------------------------------------------------------
                     Banks -- 7.2%
    564,059          Associated Banc-Corp.                                         $ 11,343,227
    212,405          CITIZENS FINANCIAL GROUP                                         7,468,160
    256,507          East West Bancorp, Inc.                                         11,009,280
     90,788          First Republic Bank                                              9,656,212
  1,098,401          Huntington Bancshares, Inc.                                     15,520,406
                                                                                   ------------
                     Total Banks                                                   $ 54,997,285
-----------------------------------------------------------------------------------------------
                     Capital Markets -- 1.6%
    118,769          Nasdaq, Inc.                                                  $ 11,849,583
                                                                                   ------------
                     Total Capital Markets                                         $ 11,849,583
-----------------------------------------------------------------------------------------------
                     Chemicals -- 3.4%
    106,342          Celanese Corp.                                                $ 12,883,333
    297,017          Huntsman Corp.                                                   6,572,986
     49,696          PPG Industries, Inc.                                             6,217,964
                                                                                   ------------
                     Total Chemicals                                               $ 25,674,283
-----------------------------------------------------------------------------------------------
                     Communications Equipment -- 1.0%
     44,061          Motorola Solutions, Inc.                                      $  7,328,226
                                                                                   ------------
                     Total Communications Equipment                                $  7,328,226
-----------------------------------------------------------------------------------------------
                     Consumer Finance -- 2.5%
    248,710          Ally Financial, Inc.                                          $  7,617,987
    147,195          Discover Financial Services                                     11,813,871
                                                                                   ------------
                     Total Consumer Finance                                        $ 19,431,858
-----------------------------------------------------------------------------------------------
                     Containers & Packaging -- 2.1%
     85,237          Avery Dennison Corp.                                          $ 10,898,403
     72,129          Ball Corp.                                                       5,046,866
                                                                                   ------------
                     Total Containers & Packaging                                  $ 15,945,269
-----------------------------------------------------------------------------------------------
                     Electric Utilities -- 4.3%
    138,817          Entergy Corp.                                                 $ 16,863,489
    335,186          FirstEnergy Corp.                                               16,196,188
                                                                                   ------------
                     Total Electric Utilities                                      $ 33,059,677
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------
Shares                                                                             Value
-----------------------------------------------------------------------------------------------
                     Electronic Equipment, Instruments & Components -- 2.1%
     59,570          CDW Corp.                                                     $  7,619,599
     81,464(a)       Keysight Technologies, Inc.                                      8,220,532
                                                                                   ------------
                     Total Electronic Equipment, Instruments & Components          $ 15,840,131
-----------------------------------------------------------------------------------------------
                     Equity Real Estate Investment Trusts (REITs) -- 12.8%
    304,437          Americold Realty Trust                                        $ 12,204,879
     94,936          Camden Property Trust                                           10,857,830
     43,582          Cousins Properties, Inc.                                         1,748,946
     71,706          Digital Realty Trust, Inc.                                       9,109,530
    382,781          Duke Realty Corp.                                               13,450,925
     54,820          Extra Space Storage, Inc.                                        6,154,641
    299,230          HCP, Inc.                                                       11,257,033
    175,564          Invitation Homes, Inc.                                           5,405,616
     93,453          Kilroy Realty Corp.                                              7,843,510
     22,039          Lamar Advertising Co.                                            1,763,340
     81,266          Sun Communities, Inc.                                           13,217,915
     54,419          WP Carey, Inc.                                                   5,009,813
                                                                                   ------------
                     Total Equity Real Estate Investment Trusts (REITs)            $ 98,023,978
-----------------------------------------------------------------------------------------------
                     Food & Staples Retailing -- 0.8%
     79,740          Sysco Corp.                                                   $  6,368,834
                                                                                   ------------
                     Total Food & Staples Retailing                                $  6,368,834
-----------------------------------------------------------------------------------------------
                     Food Products -- 1.4%
    106,333(a)       Post Holdings, Inc.                                           $ 10,941,666
                                                                                   ------------
                     Total Food Products                                           $ 10,941,666
-----------------------------------------------------------------------------------------------
                     Health Care Equipment & Supplies -- 6.2%
     30,233          Cooper Cos., Inc.                                             $  8,797,803
    230,695(a)       Hologic, Inc.                                                   11,144,875
     47,904          STERIS PLC                                                       6,781,769
     57,906          West Pharmaceutical Services, Inc.                               8,329,199
     88,738          Zimmer Biomet Holdings, Inc.                                    12,266,254
                                                                                   ------------
                     Total Health Care Equipment & Supplies                        $ 47,319,900
-----------------------------------------------------------------------------------------------
                     Health Care Providers & Services -- 1.7%
     99,033          McKesson Corp.                                                $ 13,171,389
                                                                                   ------------
                     Total Health Care Providers & Services                        $ 13,171,389
-----------------------------------------------------------------------------------------------
                     Hotels, Restaurants & Leisure -- 1.3%
    122,794          Dunkin' Brands Group, Inc.                                    $  9,654,064
                                                                                   ------------
                     Total Hotels, Restaurants & Leisure                           $  9,654,064
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 19

-----------------------------------------------------------------------------------------------
Shares                                                                             Value
-----------------------------------------------------------------------------------------------
                     Household Durables -- 4.6%
     70,519(a)       Mohawk Industries, Inc.                                       $ 10,111,014
    380,896          PulteGroup, Inc.                                                14,946,359
     67,249          Whirlpool Corp.                                                 10,229,918
                                                                                   ------------
                     Total Household Durables                                      $ 35,287,291
-----------------------------------------------------------------------------------------------
                     Insurance -- 10.6%
    101,700          Allstate Corp.                                                $ 10,822,914
     79,582          American Financial Group, Inc.                                   8,279,711
     67,414          Assurant, Inc.                                                   8,498,883
    208,820          Assured Guaranty, Ltd.                                           9,797,835
    241,679          Brown & Brown, Inc.                                              9,106,465
    193,506          First American Financial Corp.                                  11,954,801
    189,497          Lincoln National Corp.                                          10,702,790
    527,601          Old Republic International Corp.                                11,786,606
                                                                                   ------------
                     Total Insurance                                               $ 80,950,005
-----------------------------------------------------------------------------------------------
                     IT Services -- 1.6%
     95,975          Booz Allen Hamilton Holding Corp.                             $  6,753,761
     40,955(a)       Euronet Worldwide, Inc.                                          5,736,567
                                                                                   ------------
                     Total IT Services                                             $ 12,490,328
-----------------------------------------------------------------------------------------------
                     Machinery -- 7.0%
    189,296(a)       Gardner Denver Holdings, Inc.                                 $  6,025,292
    154,916          Ingersoll-Rand Plc                                              19,657,291
    210,012          PACCAR, Inc.                                                    15,973,513
     76,192          Stanley Black & Decker, Inc.                                    11,530,136
                                                                                   ------------
                     Total Machinery                                               $ 53,186,232
-----------------------------------------------------------------------------------------------
                     Metals & Mining -- 2.2%
    177,730          Nucor Corp.                                                   $  9,570,761
     62,521          Reliance Steel & Aluminum Co.                                    7,254,937
                                                                                   ------------
                     Total Metals & Mining                                         $ 16,825,698
-----------------------------------------------------------------------------------------------
                     Multiline Retail -- 1.5%
     71,857          Dollar General Corp.                                          $ 11,521,551
                                                                                   ------------
                     Total Multiline Retail                                        $ 11,521,551
-----------------------------------------------------------------------------------------------
                     Multi-Utilities -- 2.3%
    278,586          Public Service Enterprise Group, Inc.                         $ 17,637,279
                                                                                   ------------
                     Total Multi-Utilities                                         $ 17,637,279
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

-----------------------------------------------------------------------------------------------
Shares                                                                             Value
-----------------------------------------------------------------------------------------------
                     Oil, Gas & Consumable Fuels -- 3.2%
     78,467          Diamondback Energy, Inc.                                      $  6,729,330
    808,633          Marathon Oil Corp.                                               9,323,539
    394,083          Murphy Oil Corp.                                                 8,129,932
                                                                                   ------------
                     Total Oil, Gas & Consumable Fuels                             $ 24,182,801
-----------------------------------------------------------------------------------------------
                     Road & Rail -- 3.0%
    118,678          JB Hunt Transport Services, Inc.                              $ 13,951,786
     64,769          Kansas City Southern                                             9,118,180
                                                                                   ------------
                     Total Road & Rail                                             $ 23,069,966
-----------------------------------------------------------------------------------------------
                     Semiconductors & Semiconductor Equipment -- 3.3%
     51,976          Lam Research Corp.                                            $ 14,087,575
    555,653(a)       ON Semiconductor Corp.                                          11,335,321
                                                                                   ------------
                     Total Semiconductors & Semiconductor Equipment                $ 25,422,896
-----------------------------------------------------------------------------------------------
                     Specialty Retail -- 5.9%
    260,649          Aaron's, Inc.                                                 $ 19,530,429
    105,416(a)       AutoNation, Inc.                                                 5,360,404
     20,548(a)       O'Reilly Automotive, Inc.                                        8,948,859
    118,329          Tractor Supply Co.                                              11,243,622
                                                                                   ------------
                     Total Specialty Retail                                        $ 45,083,314
-----------------------------------------------------------------------------------------------
                     Technology Hardware, Storage & Peripherals -- 0.7%
    106,536          Western Digital Corp.                                         $  5,502,584
                                                                                   ------------
                     Total Technology Hardware, Storage & Peripherals              $  5,502,584
-----------------------------------------------------------------------------------------------
                     Textiles, Apparel & Luxury Goods -- 1.0%
     81,628          Columbia Sportswear Co.                                       $  7,383,252
                                                                                   ------------
                     Total Textiles, Apparel & Luxury Goods                        $  7,383,252
-----------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- 0.8%
    235,771          Radian Group, Inc.                                            $  5,917,852
                                                                                   ------------
                     Total Thrifts & Mortgage Finance                              $  5,917,852
-----------------------------------------------------------------------------------------------
                     Trading Companies & Distributors -- 0.7%
     89,100          Applied Industrial Technologies, Inc.                         $  5,331,744
                                                                                   ------------
                     Total Trading Companies & Distributors                        $  5,331,744
-----------------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost $636,476,099)                                           $753,042,761
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 21

-----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATION -- 0.4%
                     of Net Assets
  3,000,000(b)       U.S. Treasury Bill, 11/19/19                                  $  2,997,711
-----------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                     (Cost $2,997,419)                                             $  2,997,711
-----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.0%
                     (Cost $639,473,518)                                           $756,040,472
-----------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- 1.0%                          $  7,461,290
-----------------------------------------------------------------------------------------------
                     NET ASSETS -- 100.0%                                          $763,501,762
===============================================================================================

REIT    Real Estate Investment Trust.

(a)     Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2019, aggregated $696,352,490 and $801,004,675, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which the Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2019, the Fund did not engage in any cross trade activity.

At October 31, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $640,396,987 was as follows:

        Aggregate gross unrealized appreciation for all investments in which
          there is an excess of value over tax cost                               $129,312,413
        Aggregate gross unrealized depreciation for all investments in which
          there is an excess of tax cost over value                                (13,668,928)
                                                                                  ------------
        Net unrealized appreciation                                               $115,643,485
                                                                                  ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

The following is a summary of the inputs used as of October 31, 2019, in valuing the Fund's investments:

-------------------------------------------------------------------------------------
                            Level 1          Level 2        Level 3     Total
-------------------------------------------------------------------------------------
Common Stocks               $753,042,761     $       --     $ --        $753,042,761
U.S. Government and
 Agency Obligation                    --      2,997,711       --           2,997,711
-------------------------------------------------------------------------------------
Total Investments
  in Securities             $753,042,761     $2,997,711     $ --        $756,040,472
=====================================================================================

During the year ended October 31, 2019, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 23

Statement of Assets and Liabilities | 10/31/19

ASSETS:
  Investments in unaffiliated issuers, at value (cost $639,473,518)             $756,040,472
  Cash                                                                             4,913,041
  Receivables --
     Investment securities sold                                                   11,048,432
     Fund shares sold                                                                283,850
     Dividends                                                                       422,939
  Other assets                                                                        24,384
---------------------------------------------------------------------------------------------
       Total assets                                                             $772,733,118
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $  8,458,700
     Fund shares repurchased                                                         460,035
     Distributions                                                                     1,045
     Trustees' fees                                                                    3,024
  Due to affiliates                                                                   68,024
  Accrued expenses                                                                   240,528
---------------------------------------------------------------------------------------------
       Total liabilities                                                        $  9,231,356
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $642,154,709
  Distributable earnings                                                         121,347,053
---------------------------------------------------------------------------------------------
       Net assets                                                               $763,501,762
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $710,564,669/31,211,229 shares)                             $      22.77
  Class C (based on $13,845,273/922,344 shares)                                 $      15.01
  Class K (based on $1,553,858/68,082 shares)                                   $      22.82
  Class R (based on $9,813,775/442,526 shares)                                  $      22.18
  Class Y (based on $27,724,187/1,120,731 shares)                               $      24.74
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $22.77 net asset value per share/100%-5.75%
     maximum sales charge)                                                      $      24.16
=============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Statement of Operations

For the Year Ended 10/31/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers                                    $14,028,683
  Interest from unaffiliated issuers                                         250,748
-------------------------------------------------------------------------------------------------------
       Total investment income                                                             $14,279,431
=======================================================================================================
EXPENSES:
  Management fees
     Basic Fee                                                           $ 5,112,235
     Performance adjustment                                                 (746,231)
  Administrative expense                                                     361,500
  Transfer agent fees
     Class A                                                                 668,052
     Class C                                                                  29,910
     Class K                                                                      86
     Class R                                                                  25,627
     Class Y                                                                  35,525
  Distribution fees
     Class A                                                               1,733,022
     Class C                                                                 156,167
     Class R                                                                  49,773
  Shareowner communications expense                                          243,293
  Custodian fees                                                              17,283
  Registration fees                                                           92,262
  Professional fees                                                           59,706
  Printing expense                                                            76,505
  Pricing fees                                                                 2,222
  Trustees' fees                                                              32,523
  Insurance expense                                                            5,304
  Miscellaneous                                                               77,698
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 8,032,462
-------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 6,246,969
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                 $ 3,953,048
     Class actions                                                           552,655       $ 4,505,703
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                 $76,554,873
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $81,060,576
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $87,307,545
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 25

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                    Year                 Year
                                                                    Ended                Ended
                                                                    10/31/19             10/31/18
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $   6,246,969        $   5,401,523
Net realized gain (loss) on investments                                 4,505,703           71,382,669
Change in net unrealized appreciation (depreciation)
  on investments                                                       76,554,873         (132,465,402)
-------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                              $  87,307,545        $ (55,681,210)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($2.27 and $2.11 per share, respectively)              $ (71,479,959)       $ (66,998,046)
     Class C ($2.09 and $2.02 per share, respectively)                 (2,421,399)          (5,168,871)
     Class K ($2.35 and $2.20 per share, respectively)                   (174,867)          (2,233,949)
     Class R ($2.16 and $2.02 per share, respectively)                 (1,014,075)          (1,109,167)
     Class Y ($2.32 and $2.16 per share, respectively)                 (2,603,260)          (2,918,223)
-------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                           $ (77,693,560)       $ (78,428,256)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                   $  34,952,654        $  60,974,927
Reinvestment of distributions                                          74,559,317           73,099,899
Cost of shares repurchased                                           (123,934,221)        (200,505,997)
-------------------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from Fund
       share transactions                                           $ (14,422,250)       $ (66,431,171)
-------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                     $  (4,808,265)       $(200,540,637)
NET ASSETS:
Beginning of year                                                   $ 768,310,027        $ 968,850,664
-------------------------------------------------------------------------------------------------------
End of year                                                         $ 763,501,762        $ 768,310,027
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

---------------------------------------------------------------------------------------------------------
                                         Year Ended      Year Ended        Year Ended      Year Ended
                                         10/31/19        10/31/19          10/31/18        10/31/18
                                         Shares          Amount            Shares          Amount
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                               1,037,753      $ 21,819,895       1,684,495      $  41,686,775
Reinvestment of distributions             3,335,030        68,671,462       2,588,720         64,283,020
Less shares repurchased                  (4,734,174)      (99,784,349)     (4,656,638)      (115,614,113)
---------------------------------------------------------------------------------------------------------
  Net decrease                             (361,391)     $ (9,292,992)       (383,423)     $  (9,644,318)
=========================================================================================================
Class C
Shares sold                                 166,024      $  2,237,380         236,324      $   4,059,736
Reinvestment of distributions               167,433         2,297,166         288,609          4,958,299
Less shares repurchased                    (602,341)       (8,352,680)     (1,928,864)       (33,241,582)
---------------------------------------------------------------------------------------------------------
  Net decrease                             (268,884)     $ (3,818,134)     (1,403,931)     $ (24,223,547)
=========================================================================================================
Class K
Shares sold                                   6,947      $    146,316         196,793      $   4,985,892
Reinvestment of distributions                 8,512           174,866           5,210            129,819
Less shares repurchased                     (22,391)         (485,913)     (1,128,285)       (27,878,904)
---------------------------------------------------------------------------------------------------------
  Net decrease                               (6,932)     $   (164,731)       (926,282)     $ (22,763,193)
=========================================================================================================
Class R
Shares sold                                  75,091      $  1,527,705          65,576      $   1,571,662
Reinvestment of distributions                48,761           982,986          44,593          1,079,604
Less shares repurchased                    (148,218)       (3,039,509)       (210,664)        (5,171,255)
---------------------------------------------------------------------------------------------------------
  Net decrease                              (24,366)     $   (528,818)       (100,495)     $  (2,519,989)
=========================================================================================================
Class Y
Shares sold                                 427,851      $  9,221,358         325,163      $   8,670,862
Reinvestment of distributions               109,120         2,432,837          98,942          2,649,157
Less shares repurchased                    (545,987)      (12,271,770)       (694,425)       (18,600,143)
---------------------------------------------------------------------------------------------------------
  Net decrease                               (9,016)     $   (617,575)       (270,320)     $  (7,280,124)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year           Year         Year        Year        Year
                                                                      Ended          Ended        Ended       Ended       Ended
                                                                      10/31/19       10/31/18     10/31/17    10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $  22.50       $  26.27     $  23.66    $  25.30    $  28.37
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                    $   0.18       $   0.16     $   0.11    $   0.12    $   0.14
  Net realized and unrealized gain (loss) on investments                  2.36          (1.82)        4.10        0.58       (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   2.54       $  (1.66)    $   4.21    $   0.70    $   0.13
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                               $  (0.18)      $  (0.09)    $  (0.11)   $  (0.08)   $  (0.11)
  Net realized gain                                                      (2.09)         (2.02)       (1.49)      (2.26)      (3.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   $  (2.27)      $  (2.11)    $  (1.60)   $  (2.34)   $  (3.20)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.27       $  (3.77)    $   2.61    $  (1.64)   $  (3.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  22.77       $  22.50     $  26.27    $  23.66    $  25.30
====================================================================================================================================
Total return (b)                                                         12.44%(c)      (7.05)%      18.56%       2.94%       0.22%
Ratio of net expenses to average net assets                               1.06%          1.02%        1.04%       1.08%       1.05%
Ratio of net investment income (loss) to average net assets               0.85%          0.63%        0.43%       0.53%       0.54%
Portfolio turnover rate                                                     94%            78%          58%         70%         90%
Net assets, end of period (in thousands)                              $710,565       $710,468     $839,636    $791,576    $856,629
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.34%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year           Year        Year          Year
                                                                   Ended         Ended          Ended       Ended         Ended
                                                                   10/31/19      10/31/18       10/31/17    10/31/16*     10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $ 15.53       $ 18.82        $ 17.42     $ 19.29       $ 22.42
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                 $ (0.00)(b)   $ (0.03)       $ (0.07)    $ (0.05)(b)   $ (0.06)
  Net realized and unrealized gain (loss) on investments              1.57         (1.24)          2.96        0.44          0.02
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  1.57       $ (1.27)       $  2.89     $  0.39       $ (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $    --       $    --        $    --     $    --       $    --
  Net realized gain                                                  (2.09)        (2.02)         (1.49)      (2.26)        (3.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $ (2.09)      $ (2.02)       $ (1.49)    $ (2.26)      $ (3.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.52)      $ (3.29)       $  1.40     $ (1.87)      $ (3.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 15.01       $ 15.53        $ 18.82     $ 17.42       $ 19.29
====================================================================================================================================
Total return (c)                                                     11.40%(d)     (7.77)%(e)     17.55%       2.13%        (0.59)%
Ratio of net expenses to average net assets                           1.94%         1.83%          1.87%       1.92%         1.90%
Ratio of net investment income (loss) to average net assets          (0.01)%       (0.15)%        (0.40)%     (0.30)%       (0.31)%
Portfolio turnover rate                                                 94%           78%            58%         70%           90%
Net assets, end of period (in thousands)                           $13,845       $18,495        $48,840     $51,641       $60,473
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 per share.

(c) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations due to timing of the sales and repurchase of shares.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.31%.

(f) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2018, the total return would have been (7.82)%.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Year         Year          Year       Year
                                                                     Ended        Ended         Ended      Ended       3/2/15 to
                                                                     10/31/19     10/31/18      10/31/17   10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                 $22.56       $26.34        $ 23.72    $ 25.37     $ 26.76
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                   $ 0.26       $ 0.21        $  0.19    $  0.21     $  0.15
  Net realized and unrealized gain (loss) on investments               2.34        (1.79)          4.11       0.58       (1.54)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $ 2.60       $(1.58)       $  4.30    $  0.79     $ (1.39)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                              $(0.25)      $(0.18)       $ (0.19)   $ (0.18)    $    --
  Net realized gain                                                   (2.09)       (2.02)         (1.49)     (2.26)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  $(2.34)      $(2.20)       $ (1.68)   $ (2.44)    $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $ 0.26       $(3.78)       $  2.62    $ (1.65)    $ (1.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $22.82       $22.56        $ 26.34    $ 23.72     $ 25.37
====================================================================================================================================
Total return (b)                                                      12.83%(c)    (6.75)%(d)     18.98%      3.36%      (5.19)%(e)
Ratio of net expenses to average net assets                            0.69%        0.68%          0.68%      0.71%       0.65%(f)
Ratio of net investment income (loss) to average net assets            1.23%        0.83%          0.74%      0.91%       0.85%(f)
Portfolio turnover rate                                                  94%          78%            58%        70%       0.90%
Net assets, end of period (in thousands)                             $1,554       $1,693        $26,373    $12,693     $16,103
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.76%.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2018, the total return would have been (6.80)%.

(e)   Not Annualized.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year         Year        Year         Year        Year
                                                                       Ended        Ended       Ended        Ended       Ended
                                                                       10/31/19     10/31/18    10/31/17     10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                   $21.94       $ 25.70     $ 23.18      $ 24.84     $ 27.91
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                     $ 0.09       $  0.04     $  0.00(b)   $  0.03     $  0.04
  Net realized and unrealized gain (loss) on investments                 2.31         (1.78)       4.02         0.57        0.00(b)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $ 2.40       $ (1.74)    $  4.02      $  0.60     $  0.04
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                $(0.07)      $    --     $ (0.01)     $    --     $ (0.02)
  Net realized gain                                                     (2.09)        (2.02)      (1.49)       (2.26)      (3.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $(2.16)      $ (2.02)    $ (1.50)     $ (2.26)    $ (3.11)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ 0.24       $ (3.76)    $  2.52      $ (1.66)    $ (3.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $22.18       $ 21.94     $ 25.70      $ 23.18     $ 24.84
====================================================================================================================================
Total return (c)                                                        11.97%(d)     (7.50)%     18.11%        2.54%      (0.16)%
Ratio of net expenses to average net assets                              1.47%         1.48%       1.46%        1.47%       1.44%
Ratio of net investment income (loss) to average net assets              0.45%         0.18%       0.02%        0.15%       0.16%
Portfolio turnover rate                                                    94%           78%         58%          70%         90%
Net assets, end of period (in thousands)                               $9,814       $10,244     $14,579      $15,462     $21,023
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.87%.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Year          Year        Year       Year        Year
                                                                         Ended         Ended       Ended      Ended       Ended
                                                                         10/31/19      10/31/18    10/31/17   10/31/16*   10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                     $ 24.26       $ 28.16     $ 25.25    $ 26.84     $ 29.91
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                       $  0.25       $  0.23     $  0.18    $  0.19     $  0.25
  Net realized and unrealized gain (loss) on investments                    2.55         (1.97)       4.38       0.63       (0.02)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $  2.80       $ (1.74)    $  4.56    $  0.82     $  0.23
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                                  $ (0.23)      $ (0.14)    $ (0.16)   $ (0.15)    $ (0.21)
  Net realized gain                                                        (2.09)        (2.02)      (1.49)     (2.26)      (3.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                      $ (2.32)      $ (2.16)    $ (1.65)   $ (2.41)    $ (3.30)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.48       $ (3.90)    $  2.91    $ (1.59)    $ (3.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $ 24.74       $ 24.26     $ 28.16    $ 25.25     $ 26.84
====================================================================================================================================
Total return (b)                                                           12.70%(c)     (6.85)%     18.85%      3.23%       0.53%
Ratio of net expenses to average net assets                                 0.82%         0.78%       0.81%      0.82%       0.73%
Ratio of net investment income (loss) to average net assets                 1.08%         0.88%       0.66%      0.79%       0.90%
Portfolio turnover rate                                                       94%           78%         58%        70%         90%
Net assets, end of period (in thousands)                                 $27,724       $27,410     $39,423    $33,339     $31,294
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.60%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Notes to Financial Statements | 10/31/19

1. Organization and Significant Accounting Policies

Pioneer Mid Cap Value Fund (the "Fund") is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 33 and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for

34 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At October 31, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 35 respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018, were as follows:

      --------------------------------------------------------------------------
                                                           2019            2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                $ 6,265,813    $ 3,375,935
      Long-term capital gain                          71,427,747     75,052,321
      --------------------------------------------------------------------------
          Total                                      $77,693,560    $78,428,256
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Undistributed ordinary income                                $  3,187,237
      Undistributed long-term capital gain                            2,516,331
      Net unrealized appreciation                                   115,643,485
      --------------------------------------------------------------------------
          Total                                                    $121,347,053
      ==========================================================================

      The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $26,089 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

36 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 37 beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum management fee of 0.80% of average daily net assets after the performance adjustment). For the year ended, the aggregate performance adjustment resulted in a decrease of $746,231 to the basic fee. For the year ended October 31, 2019, the net management fee was equivalent to 0.58% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $39,793 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2019.

38 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $226,777
Class C                                                                  11,166
Class K                                                                      33
Class R                                                                   2,717
Class Y                                                                   2,600
--------------------------------------------------------------------------------
  Total                                                                $243,293
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $28,231 in distribution fees payable to the Distributor at October 31, 2019.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 39

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2019, CDSCs in the amount of $3,924 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus a credit spread. The Funds also pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2019, the Fund had no borrowings under the credit facility.

40 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Mid Cap Value Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value Fund (the "Fund"), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the periods ended October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 41

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 20, 2019

42 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Additional Information (unaudited)

For the year ended October 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2019 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.


                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 43

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Mid Cap Value Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2019 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2019, July 2019 and September 2019. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2019, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2019, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2019.

At a meeting held on September 17, 2019, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees

44 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis.

The Trustees discussed the Fund's performance with APAM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM's explanation for the Fund's relative performance and the steps taken by APAM to address the Fund's performance, including enhancing the investment

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 45 process used for the Fund. It was noted that Raymond Haddad a Vice President of APAM, became a portfolio manager of the Fund in March 2018, and Timothy P. Stanish, a Vice President of APAM, also became a portfolio manager of the Fund in September 2018. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the impact of the Fund's performance on the management fee paid by the Fund. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates

46 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 47

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

48 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except for Mr. Bock and Ms. Durnin, serve as Trustees of each of the 45 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock and Ms. Durnin serve as Trustees of 39 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 49

Independent Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)          Trustee since 2006.            Private investor (2004 - 2008 and 2013 -       Director, Broadridge
Chairman of the Board         Serves until a successor       present); Chairman (2008 - 2013) and Chief     Financial Solutions,
and Trustee                   trustee is elected or earlier  Executive Officer (2008 - 2012), Quadriserv,   Inc. (investor
                              retirement or removal.         Inc. (technology products for securities       communications and
                                                             lending industry); and Senior Executive Vice   securities processing
                                                             President, The Bank of New York (financial     provider for financial
                                                             and securities services) (1986 - 2004)         services industry)
                                                                                                            (2009 - present);
                                                                                                            Director, Quadriserv,
                                                                                                            Inc. (2005 - 2013);
                                                                                                            and Commissioner, New
                                                                                                            Jersey State Civil
                                                                                                            Service Commission
                                                                                                            (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
John E. Baumgardner, Jr. (68) Trustee since 2019.            Of Counsel (2019 - present), Partner           Chairman, The Lakeville
Trustee                       Serves until a successor       (1983-2018), Sullivan & Cromwell LLP           Journal Company,
                              trustee is elected or earlier  (law firm).                                    LLC, (privately-held
                              retirement or removal.                                                        community newspaper
                                                                                                            group) (2015 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)            Trustee since 2005.            Managing Partner, Federal City Capital         Director of New York
Trustee                       Serves until a successor       Advisors (corporate advisory services          Mortgage Trust
                              trustee is elected or earlier  company) (1997 - 2004 and 2008 - present);     (publicly-traded
                              retirement or removal.         Interim Chief Executive Officer, Oxford        mortgage REIT)
                                                             Analytica, Inc. (privately held research and   (2004 - 2009, 2012 -
                                                             consulting company) (2010); Executive Vice     present); Director
                                                             President and Chief Financial Officer,         of The Swiss
                                                             I-trax, Inc. (publicly traded health care      Helvetia Fund, Inc.
                                                             services company) (2004 - 2007); and           (closed-end fund)
                                                             Executive Vice President and Chief Financial   (2010 - 2017);
                                                             Officer, Pedestal Inc. (internet-based         Director of Oxford
                                                             mortgage trading company) (2000 - 2002);       Analytica, Inc.
                                                             Private Consultant (1995 - 1997); Managing     (2008 - 2015); and
                                                             Director, Lehman Brothers (1992 - 1995); and   Director of
                                                             Executive, The World Bank (1979 - 1992)        Enterprise Community
                                                                                                            Investment, Inc.
                                                                                                            (privately-held
                                                                                                            affordable housing
                                                                                                            finance company)
                                                                                                            (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Diane Durnin (62)             Trustee since 2019.            Managing Director - Head of Product Strategy   None
Trustee                       Serves until a successor       and Development, BNY Mellon Investment
                              trustee is elected or earlier  Management (2012-2018); Vice Chairman - The
                              retirement or removal.         Dreyfus Corporation (2005 - 2018): Executive
                                                             Vice President Head of Product, BNY Mellon
                                                             Investment Management (2007-2012); Executive
                                                             Director- Product Strategy, Mellon Asset
                                                             Management (2005-2007); Executive Vice
                                                             President Head of Products, Marketing and
                                                             Client Service, Dreyfus Corporation
                                                             (2000-2005); and Senior Vice President
                                                             Strategic Product and Business Development,
                                                             Dreyfus Corporation (1994-2000)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (75)     Trustee since 2008.            William Joseph Maier Professor of Political    Trustee, Mellon
Trustee                       Serves until a successor       Economy, Harvard University (1972 - present)   Institutional Funds
                              trustee is elected or earlier                                                 Investment Trust and
                              retirement or removal.                                                        Mellon Institutional
                                                                                                            Funds Master Portfolio
                                                                                                            (oversaw 17 portfolios
                                                                                                            in fund complex)
                                                                                                            (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (72)     Trustee since 1990.            Founding Director, Vice-President and          None
Trustee                       Serves until a successor       Corporate Secretary, The Winthrop Group,
                              trustee is elected or earlier  Inc. (consulting firm) (1982 - present);
                              retirement or removal.         Desautels Faculty of Management, McGill
                                                             University (1999 - 2017); and Manager of
                                                             Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)      Trustee since 2017.            Chief Investment Officer, 1199 SEIU Funds      None
Trustee                       (Advisory Trustee from         (healthcare workers union pension funds)
                              2014 - 2017). Serves until a   (2001 - present); Vice President -
                              successor trustee is elected   International Investments Group, American
                              or earlier retirement          International Group, Inc. (insurance
                              or removal.                    company) (1993 - 2001); Vice President -
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Strategies Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 51

Independent Trustees (continued)

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (71)      Trustee since 1990.            President and Chief Executive Officer,         Director of New
Trustee                       Serves until a successor       Metric Financial Inc. (formerly known as       America High Income
                              trustee is elected or earlier  Newbury Piret Company) (investment banking     Fund, Inc. (closed-end
                              retirement or removal.         firm) (1981 - present)                         investment company)
                                                                                                            (2004 - present); and
                                                                                                            Member, Board of
                                                                                                            Governors, Investment
                                                                                                            Company Institute
                                                                                                            (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)        Trustee since 2014.            Consultant (investment company services)       None
Trustee                       Serves until a successor       (2012 - present); Executive Vice President,
                              trustee is elected or earlier  BNY Mellon (financial and investment company
                              retirement or removal.         services) (1969 - 2012); Director, BNY
                                                             International Financing Corp. (financial
                                                             services) (2002 - 2012); Director, Mellon
                                                             Overseas Investment Corp. (financial
                                                             services) (2009 - 2012); Director, Financial
                                                             Models (technology) (2005-2007); Director,
                                                             BNY Hamilton Funds, Ireland (offshore
                                                             investment companies) (2004-2007);
                                                             Chairman/Director, AIB/BNY Securities
                                                             Services, Ltd., Ireland (financial services)
                                                             (1999-2006); and Chairman, BNY Alternative
                                                             Investment Services, Inc. (financial
                                                             services) (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Interested Trustees

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*           Trustee since 2017.            Director, CEO and President of Amundi          None
Trustee, President and        Serves until a successor       Pioneer Asset Management USA, Inc. (since
Chief Executive Officer       trustee is elected or earlier  September 2014); Director, CEO and President
                              retirement or removal          of Amundi Pioneer Asset Management, Inc.
                                                             (since September 2014); Director, CEO and
                                                             President of Amundi Pioneer Distributor,
                                                             Inc. (since September 2014); Director, CEO
                                                             and President of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             September 2014); Chair, Amundi Pioneer Asset
                                                             Management USA, Inc., Amundi Pioneer
                                                             Distributor, Inc. and Amundi Pioneer
                                                             Institutional Asset Management, Inc.
                                                             (September 2014 - 2018); Managing Director,
                                                             Morgan Stanley Investment Management (2010 -
                                                             2013); Director of Institutional Business,
                                                             CEO of International, Eaton Vance Management
                                                             (2005 - 2010); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*       Trustee since 2014.            Director and Executive Vice President (since   None
Trustee                       Serves until a successor       2008) and Chief Investment Officer, U.S.
                              trustee is elected or earlier  (since 2010) of Amundi Pioneer Asset
                              retirement or removal          Management USA, Inc.; Director and Executive
                                                             Vice President and Chief Investment Officer,
                                                             U.S. of Amundi Pioneer (since 2008);
                                                             Executive Vice President and Chief
                                                             Investment Officer, U.S. of Amundi Pioneer
                                                             Institutional Asset Management, Inc. (since
                                                             2009); Portfolio Manager of Amundi Pioneer
                                                             (since 1999); and Director of Amundi USA,
                                                             Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 53

Fund Officers

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)    Since 2003. Serves at the      Vice President and Associate General Counsel   None
Secretary and Chief           discretion of the Board        of Amundi Pioneer since January 2008;
Legal Officer                                                Secretary and Chief Legal Officer of all of
                                                             the Pioneer Funds since June 2010; Assistant
                                                             Secretary of all of the Pioneer Funds from
                                                             September 2003 to May 2010; and Vice
                                                             President and Senior Counsel of Amundi
                                                             Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)        Since 2010. Serves at the      Fund Governance Director of Amundi Pioneer     None
Assistant Secretary           discretion of the Board        since December 2006 and Assistant Secretary
                                                             of all the Pioneer Funds since June 2010;
                                                             Manager - Fund Governance of Amundi Pioneer
                                                             from December 2003 to November 2006; and
                                                             Senior Paralegal of Amundi Pioneer from
                                                             January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)             Since 2010. Serves at the      Senior Counsel of Amundi Pioneer since May     None
Assistant Secretary           discretion of the Board        2013 and Assistant Secretary of all the
                                                             Pioneer Funds since June 2010; and Counsel
                                                             of Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)          Since 2008. Serves at the      Vice President - Fund Treasury of Amundi       None
Treasurer and Chief           discretion of the Board        Pioneer; Treasurer of all of the Pioneer
Financial and                                                Funds since March 2008; Deputy Treasurer of
Accounting Officer                                           Amundi Pioneer from March 2004 to February
                                                             2008; and Assistant Treasurer of all of the
                                                             Pioneer Funds from March 2004 to February
                                                             2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)         Since 2000. Serves at the      Director - Fund Treasury of Amundi Pioneer;    None
Assistant Treasurer           discretion of the Board        and Assistant Treasurer of all of the
                                                             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)            Since 2002. Serves at the      Senior Manager - Fund Treasury of Amundi       None
Assistant Treasurer           discretion of the Board        Pioneer; and Assistant Treasurer of all of
                                                             the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

54 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

Name, Age and Position        Term of Office and                                                            Other Directorships
Held With the Fund            Length of Service              Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John Malone (48)              Since 2018. Serves at the      Managing Director, Chief Compliance Officer    None
Chief Compliance Officer      discretion of the Board        of Amundi Pioneer Asset Management; Amundi
                                                             Pioneer Institutional Asset Management,
                                                             Inc.; and the Pioneer Funds since September
                                                             2018; and Chief Compliance Officer of Amundi
                                                             Pioneer Distributor, Inc. since January
                                                             2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)          Since 2006. Serves at the      Vice President - Amundi Pioneer Asset          None
Anti-Money                    discretion of the Board        Management; and Anti-Money Laundering
Laundering Officer                                           Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 55

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                          This page is for your notes.


56 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

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                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 57

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                          This page is for your notes.


58 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

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                        Pioneer Mid Cap Value Fund | Annual Report | 10/31/19 59

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60 Pioneer Mid Cap Value Fund | Annual Report | 10/31/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19443-13-1219




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $23,000 payable to Ernst & Young LLP for the year ended
October 31, 2019 and $23,000
for the year ended October 31, 2018.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


The tax fees for the Fund were $8,028
payable to Ernst & Young LLP for the year ended
October 31, 2019 and $8,028
for the year ended October 31, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Other Fees
There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2019 and 2018, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.




(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,028 payable to Ernst & Young LLP for the year ended
October 31, 2019 and $8,028 for the year ended October 31, 2018.



(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Mid Cap Value Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 27, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 27, 2019

* Print the name and title of each signing officer under his or her signature.